Exhibit 99.1

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Balance Sheet

	As of 09/18/06	As of 10/01/06	As of 10/29/06
ASSETS
CASH & CASH EQUIVALENTS
SunTrust Old Confirmed Cash G/L Account	$47,041	$12,812	$6,496
Wachovia Bank ZBA Parent Account	4	(272,942)	(232,431)
Wachovia Bank Concentration Account	760,427	330,644	283,792
SunTrust New Confirmed Cash G/L Account	26,084	12,642	5,368
CD Investment First Virginia Bank	730,490	730,490	730,490

	1,564,045	813,646	793,715

ACCOUNTS RECEIVABLE
A/R Others	(50)	(61)	(61)
Receivable due from Affiliates	33,912,918	32,299,963	19,330,506

	33,912,868	32,299,901	19,330,444

PREPAID EXPENSES & OTHER
Prepaid Insurance Control Admin Fees	(6,861)	1,649	7,832
Prepaid Property Insurance	16,882	37,026	35,502
Prepaid General Liability insurance	(36,613)	(36,613)	(36,613)
Ppd Workmans Comp Prefunding Agreement	553,197	553,197	553,197
Workers Compensation 2000 - 2006	591,196	592,538	591,906
Escrow Deposit Hartford	65,000	65,000	65,000
Prepaid Umbrella Insurance	12,714	12,714	6,357
Prepaid Auto Insurance	(17,768)	(17,944)	(18,450)
Prepaid Directors and Officers Insurance	31,788	31,788	15,894
Prepaid Employee Practices Insurance	15,000	15,000	7,500
Other Prepaid Expenses	368,667	464,800	464,800

	1,593,202	1,719,154	1,692,925

PROPERTY, PLANT & EQUIPMENT
Machinery & Equipment	9,809	9,809	9,809
Furniture and Fixtures	41,164	41,164	41,164
Computers and Software	298,121	295,278	295,278
Accumulated Depreciation Machinery & Equipment	(2,392)	(2,451)	(2,619)
Accumulated Depreciation Furniture & Fixtures	(41,164)	(41,164)	(41,164)
Accumulated Depreciation Computers & Software	(286,692)	(286,080)	(287,082)

	18,845	16,556	15,386

INVESTMENTS
Other Investments	57,814	57,814	57,814
Investment in FMCA	4,370	4,370	4,370
Investment in Alperts	1,065	1,065	1,065

	63,249	63,249	63,249

TOTAL ASSETS	37,152,209	34,912,507	21,895,719

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Balance Sheet

	As of 09/18/06	As of 10/01/06	As of 10/29/06
LIABILITIES [1]
LIABILITIES SUBJECT TO COMPROMISE	1,033,814	1,033,814	1,018,434

LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable & Accrued Liabilities
Vendor Accounts Payable	—	187,781	228,929
FICA Taxes Withheld	—	10.71	6
FICA Taxes Employer Match	—	10.71	6
Unemployment Taxes Accrued	—	6.43	(5)
Health and Medical Insurance Withheld	—	(119.42)	1,999
Dependent Life Insurance Withheld	—	(8.50)	89
Net Payroll Due Employees	—	129.29	—
Salary Holdback		—	38,902
Accrued Exp Reports to Stockholders	—	6,676.97	19,299
Accrued Directors Fees	—	(1,971.02)	7,862
Accrued Interest Expense	—	8,978.40	69,586
Accrued Supp Exec Retirement Plan	—	(2,173.91)	(8,424)
Accrued Chapter 11 Professional Fees	—	548,642.00	863,251

	—	747,963	1,221,501
Secured Debt
GE Capital - Revolver	27,643,744	26,253,760	21,272,826

GE Capital - Term Loan	7,000,000	7,000,000	—

	34,643,744	33,253,760	21,272,826
Long-Term Liabilities
Accrued Supp Exec Retirement	—	703	2,724
Accrued CEO Retirement Medical Benefit	—	3,798	14,717

	—	4,501	17,441

TOTAL LIABILITIES	35,677,558	35,040,037	23,530,200.89

STOCKHOLDERS' EQUITY
Common Stock at Par Value	16,080,871	16,080,871	16,080,871
Capital in Excess of Par Value	21,816,586	21,816,586	21,816,586
Retained Earnings	4,249,365	(2,817,122)	(2,979,444)
Dividends Declared or Paid	(24,112,817)	(24,112,817)	(24,112,817)
Treasury Stock	(9,492,867)	(9,493,312)	(9,493,312)
Profit/Loss Current Year	(7,066,487)	(1,601,736)	(2,946,365)

	1,474,651	(127,530)	(1,634,482)

TOTAL LIABILITIES & STOCKHOLDERS EQUITY	$37,152,209	$34,912,507	$21,895,719

[1]	Liabilities may differ from the amounts detailed on the Bankruptcy Schedules. The Debtor is in the process of reconciling any such differences.

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Income Statement [1]

	09/18/06 - 10/01/06	Post-Petition YTD	10/02/06 - 10/29/06	Post-Petition YTD
Income
Interest Income on Overnight Investments	$10	$10	$—	$10
Dividend Income on Common Stocks	58	58	88	146

Total Income	68	68	88	156

General & Administrative Expenses
401K Plan	191	191	550	742
Automobile Expenses	729	729	2,095	2,824
Bank Charges	6,033	6,033	47,080	53,113
CEO Retirement Medical Benefit	3,798	3,798	10,919	14,717
Directors Fees	3,420	3,420	9,833	13,254
Dues and Subscriptions	9	9	—	9
Employer Matching FICA Expense	926	926	2,196	3,122
Health Insurance	4,320	4,320	12,105	16,425
Insurance Expenses	11,299	11,299	32,479	43,778
Mach Maint Exp Office Machines	104	104	741	846
Meetings and Related Expense	301	301	—	301
Office Rent Expense	7,459	7,459	3,076	10,535
Office Supplies	143	143	324	467
Postage, Freight and Express	349	349	573	922
Professional Services	57,942	57,942	858,996	916,938 [3]
Reports to Stockholders	7,180	7,180	20,642	27,821
Salaries	30,543	30,543	81,777	112,320
Supp Exec Retirement Pla	703	703	2,021	2,724
Telephone Expense	1,450	1,450	3,754	5,204
Travel Expenses 100 Percent	1,040	1,040	2,080	3,120
Travel Meals and Entertainment 50%	7	7	319	325
Unemployment Taxes	12	12	4	16

Total General & Administrative Expenses	137,959	137,959	1,091,564	1,229,523

EBITDA	(137,890)	(137,890)	(1,091,477)	(1,229,367)
Less:
Computer Software License Computer Depreciation	47	47	135	182
Depreciation Expense	388	388	1,035	1,423
DIP Facility Fee	—	—	275,000	275,000
DIP Facility Professional Fees	—	—	677,461	677,461
Restructuring Expenses	548,642	548,642	898,335	1,446,977
Interest Expense [2]	447,616	447,616	2,922	450,538

Earnings before taxes	(1,134,583)	(1,134,583)	(2,946,365)	(4,080,948)
Less: Tax Expense / (Benefit)	467,153	467,153	—	467,153

Net Gain / (Loss)	$(1,601,735.85)	$(1,601,735.85)	$(2,946,365)	$(4,548,101)

[1]	The Rowe Companies maintains its books and records and reports its results externally in accordance with G.A.A.P, on an accrual basis. This statement is an accrual based income statement and does not represent the actual cash activity of the Debtor.
[2]	Comprised of interest expense and the write-off of certain pre-petition accrued GE (DIP Lender) loan costs.
[3]	October amount represents adjusting journal entry to expense pre-petition professional services. This was a non-cash item for October.